Exhibit 99.2

FOR IMMEDIATE RELEASE

Emdeon Inc. Announces Offering of its Senior Notes Due 2021

NASHVILLE, Tenn. (August 3, 2015) — Emdeon Inc., announced today that it intends to offer, subject to market and other conditions, $250 million in aggregate principal amount of its senior notes due 2021 (the “Senior Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act. The Company intends to use the net proceeds of the offering of the Senior Notes to partially fund its previously announced pending acquisition of Altegra Health, Inc. and pay related fees and expenses.

The Senior Notes are being offered in a private offering that is exempt from the registration requirements of the Securities Act, only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Senior Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the Senior Notes or any other security and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful.

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About Emdeon

Emdeon is a leading provider of software and analytics, network solutions and technology-enabled services that optimize communications, payments and actionable insights by leveraging its intelligent healthcare platform, which includes the single largest financial and administrative network in the United States healthcare system. Emdeon’s platform and solutions integrate and automate key functions of its payer, provider and pharmacy customers throughout the patient encounter, from consumer engagement and pre-care eligibility and enrollment through payment. By using Emdeon’s comprehensive suite of solutions, which are designed to easily integrate with existing technology infrastructures, customers are able to improve efficiency, reduce costs, increase cash flow and more efficiently manage complex workflows. For more information, visit emdeon.com.

Forward-Looking Statements

Statements made in this press release that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. Forward-looking statements may include information concerning Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability, outlook and overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Such factors related to Emdeon’s actual financial results or results of operations include: effects of competition, including competition from entities that are customers for certain of Emdeon’s solutions; Emdeon’s ability to maintain relationships with its customers and channel partners; Emdeon’s ability to effectively cross-sell its solutions to existing customers and to continue to generate revenue and maintain profitability by developing or acquiring and successfully deploying new or updated solutions; the anticipated benefits from acquisitions (including the pending acquisition of Altegra Health) not being fully realized or not being realized within the expected time frames; and general economic, business or regulatory conditions affecting the healthcare information technology and services industries; as well as the other risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Annual Report filed on Form 10-K for the year ended December 31, 2014, as well as other reports filed by Emdeon with the Securities and Exchange Commission.

Forward-looking statements made by Emdeon herein, or elsewhere, speak only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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Contact:

Julie Loftus Trudell

Senior Vice President, Investor Relations

3055 Lebanon Pike, Suite 1000

Nashville, TN 37214

Direct: 615.932.3445

Cell: 757-642-1995

Email: jtrudell@emdeon.com

Bob East

Westwicke Partners

443.213.0502

bob.east@westwicke.com or

Emdeon@westwicke.com